CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2011

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended September 30, 2011 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative market values of net assets are as follows:

	Sept. 30, 2011	June 30, 2011	Dec. 31, 2010

Net assets	$540,337,227	$641,132,925	$593,524,167
Net assets per share of Common Stock	23.72	28.15	26.06
Shares of Common Stock outstanding	22,779,391	22,779,391	22,779,391

     Comparative operating results are as follows:

	Nine months ended September 30,

	2011	2010
Net investment income	$9,731,428	$10,670,906
Per share of Common Stock	.43 *	.47	*
Net realized gain on sale of investments	12,316,242	6,390,807
Increase (decrease) in net unrealized appreciation of investments	(70,678,733)	34,486,965
Increase (decrease) in net assets resulting from operations	(48,631,063)	51,548,678

*	Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     In the quarter ended September 30, 2011 the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex, or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
October 5, 2011

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2011
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held September 30, 2011
Abbott Laboratories			120,000	—
Agilent Technologies, Inc.			20,000	700,000
Analog Devices, Inc.	50,000			720,000
AT &T Inc.			200,000	—
The Bank of New York Mellon Corporation	250,000			925,000
Carlisle Companies Inc.			10,000	220,000
GeoMet, Inc. Series A Convertible Redeemable Preferred Stock	6,987	(a)		230,585
McMoRan Exploration Co.			22,800	627,200
Merck & Co., Inc.	100,000			100,000
Mindspeed Technologies, Inc.	150,000			1,050,000
Motorola Mobility Holdings, Inc.			62,500	—
NewStar Financial, Inc.			30,000	223,794
QEP Resources, Inc.	59,500			320,000
Vical Inc.			32,000	228,000

(a)	Received as a dividend.

TEN LARGEST INVESTMENTS
September 30, 2011
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$ 2.2	$174.8	32.3%	1982
Coherent, Inc.	22.0	34.4	6.4	2007
Intel Corporation	16.3	32.0	5.9	1986
Analog Devices, Inc.	10.9	22.5	4.2	1987
Agilent Technologies, Inc.	15.4	21.9	4.0	2005
CEVA, Inc.	9.3	20.9	3.9	2009
Brady Corporation	2.0	19.6	3.6	1984
The Bank of New York Mellon Corporation	18.3	17.2	3.2	1993
Convergys Corporation	24.8	15.9	3.0	1998
Precision Castparts Corporation	10.0	15.5	2.9	2008

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
C. Carter Walker, Jr., Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis

OFFICERS
Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
Eighth Floor
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

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